UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2017

THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-14260	65-0043078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

621 NW 53rd Street, Suite 700, Boca Raton, Florida		33487
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (561) 893-0101

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 –	Corporate Governance and Management

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 11, 2017, the Board of Directors (the “Board”) of The GEO Group, Inc. (“GEO” or the “Company”) amended the Company’s Amended and Restated Bylaws, as amended (the “Bylaws”) to implement proxy access and to clarify that the Company may determine that shareholder and director meetings may be held solely by means of remote communications.

As previously disclosed in advance of the 2016 Annual Meeting of Shareholders of the Company and in connection with a series of discussions the Company had with some of its shareholders regarding proxy access, the Board and GEO senior management agreed to undergo a consultation process with shareholders to amend the Company’s Bylaws before the 2017 Annual Meeting of Shareholders in order to adopt “proxy access” provisions. This allowed the Company to gain valuable feedback from its shareholders regarding proxy access.

Article II, Section 6 of the Bylaws has been added and permits a shareholder, or a group of up to twenty (20) shareholders, owning three percent (3%) or more of the Company’s outstanding common stock continuously for at least three (3) years, to nominate twenty percent (20%) of the number of directors then in office (rounding down to the nearest whole number) provided that the shareholder or group and each nominee satisfy the eligibility, procedural and disclosure requirements for proxy access as specified in the Bylaws, including that the Company receive notice of such nominations between 90 and 120 days prior to the anniversary date of the previous year’s annual meeting of shareholders.

Article II, Section 1, Article III, Section 1 and Article VI, Section 1 of the Bylaws were amended to clarify that annual meetings of shareholders, special meetings of shareholders and meetings of the Board may be held by means of remote communications.

The amendments to the Bylaws were effective upon adoption, with proxy access first being available to shareholders for the Company’s 2018 Annual Meeting of Shareholders.

The amendments to the Bylaws also make other changes to conform with the adoption of the proxy access provision. This summary of the amendments is qualified in its entirety by reference to the complete copy of the Second Amended and Restated Bylaws of The GEO Group, Inc., a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

d)	Exhibits

3.1	Second Amended and Restated Bylaws of The GEO Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.

April 17, 2017	By:	/s/ Brian R. Evans
Date		Brian R. Evans
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of The GEO Group, Inc.

4